UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934
March 9, 2009
Date of Report (Date of earliest event reported)
LOCAL.COM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34197 (Commission File Number)	33-0849123 (IRS Employer Identification No.)
One Technology Drive, Building G
Irvine, California 92618
(Address of principal executive offices, zip code)
(949) 784-0800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the issuer under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-10.1
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement.
     On March 9, 2009 (the “Closing Date”), Local.com Corporation (the “Registrant”), LiveDeal, Inc. (“Parent”), and Telco Billing, Inc., a wholly owned subsidiary of Parent (“Seller”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) pursuant to which Seller sold 14,185 local business advertising subscribers (the “Purchased Subscribers”) to the Registrant in exchange for a cash payment of $3,092,330 (the “Purchase Price”). The Purchase Price is subject to adjustment in favor of the Registrant if Seller actually transfers fewer Purchased Subscribers than the number specified in the Purchase Agreement.
     The Purchase Agreement contains representations and warranties of the parties that are customary for a transaction of this type, which generally survive for nine months from and after the Closing Date. The representations and warranties of Parent and Seller (including with respect to the Purchased Subscribers) are qualified by information contained in confidential disclosure schedules that such parties provided to the Registrant in connection with the execution of the Purchase Agreement. Although certain of the information contained in the disclosure schedules may be non-public, the Company does not believe that this information is required to be publicly disclosed under the Federal securities laws. Moreover, certain of these representations and warranties may not be accurate or complete as of a specific date because they are subject to a contractual standard of materiality that may be different from the standard generally applied under the Federal securities laws or were used for the purpose of allocating risk between the Registrant, on the one hand, and Parent and Seller, on the other hand, rather than establishing matters as facts. Finally, information concerning the subject matter of these representations and warranties may have changed since the Closing Date, which may or may not be fully reflected in the Company’s public disclosures. Accordingly, you should not rely on these representations and warranties as statements of fact.
     The Purchase Agreement also contains certain other covenants and agreements. For example, the parties agreed that any credits processed by local exchange carriers (“LECs”) or clearinghouses with respect to the Purchased Subscribers shall be the responsibility of the party that submitted the original billing for such Purchased Subscribers. The parties also agreed to protect the confidentiality of each other party’s non-public information, whether or not such information is related to the Purchased Subscribers. Finally, Parent and Seller provided certain nonsolicitation covenants with respect to the Purchased Subscribers in favor of the Registrant.
     Parent and Seller agreed to jointly and severally defend, indemnify and hold harmless the Registrant and its affiliates, agents and representatives (the “Purchaser Indemnitees”), and any third party claiming by or through any of the Purchaser Indemnitees, from and against any and all losses arising out of or resulting from (i) any material inaccuracy of a representation or warranty made by Parent or Seller in the Purchase Agreement when made, (ii) any material breach of a covenant, agreement or obligation of Parent or Seller in the Purchase Agreement, (iii) the failure to timely pay, satisfy or discharge certain liabilities retained by Parent and/or Seller under the terms of the Purchase Agreement, (iv) any credits processed in error against Seller’s settlements or as an adjustment to reserves by LECs or clearinghouses for which the Registrant submitted the original billing to the LEC or clearinghouse (until 120 days after the Closing Date), and (v) any adjustment to the Purchase Price resulting from the actual number of Purchased Subscribers transferred to the Registrant by Seller.
     The Registrant agreed to defend, indemnify and hold harmless Parent, Seller and their respective affiliates, agents and representatives (the “Company Indemnitees”), and any third party claiming by or through any of the Company Indemnitees, from and against any and all losses arising out of or resulting from (i) any material inaccuracy of a representation or warranty made by Registrant in the Purchase Agreement when made, (ii) any material breach of a covenant, agreement or obligation of the Registrant in the Purchase Agreement, (iii) the failure to timely pay, satisfy or discharge certain liabilities assumed by the Registrant under the terms of the Purchase Agreement, (iv) any credits processed in error against the Registrant’s settlements or as an adjustment to reserves by LECs or clearinghouses for which Seller submitted the original billing to the LEC or clearinghouse (until 120 days after the Closing Date), and (v) certain reasonable costs or fees borne by Parent or Seller in connection with continuing to provide billing services related to the Purchased Subscribers after the Closing Date.
     The parties also agreed to establish two escrow accounts in connection with completing the transaction described above. Ten percent of the Purchase Price was held back in an escrow account (the “Seller Escrow Fund”) to secure the Registrant’s rights to seek indemnification under the Purchase Agreement, as well as any adjustment to the Purchase Price that might be required. A separate sum of $50,000 was deposited by the Registrant in another escrow account (the “Buyer Escrow Fund”) to secure Parent’s and Seller’s rights to seek indemnification under the Purchase Agreement. The parties can also seek to recover the billing credits to which they may be entitled from the appropriate escrow account. The Seller Escrow Fund will terminate nine months after the Closing Date, and the Buyer Escrow Fund will terminate 120 days after the Closing Date. The parties and Alliance Bank of Arizona (as escrow agent) entered into separate agreements with respect to each escrow account. Such agreements do not themselves contain any obligations, rights or other provisions that are material to the Registrant.
Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1	Asset Purchase Agreement by and among the Registrant, LiveDeal, Inc. and Telco Billing, Inc. dated March 9, 2009.

Exhibit 99.1	Press Release of Local.com Corporation dated March 9, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCAL.COM CORPORATION
Date: March 12, 2009	By:	/s/ Brenda Agius
Brenda Agius
Chief Financial Officer and Secretary

Exhibit Index

Exhibit
Number	Description

10.1	Asset Purchase Agreement by and among the Registrant, LiveDeal, Inc. and Telco Billing, Inc. dated March 9, 2009.

99.1	Press Release of Local.com Corporation dated March 9, 2009.